Exhibit 99.1

Regional Management Corp.
Regional Management Corp.
SFIG Conference
February 27–28, 2017
RM
LISTED
NYSE
Regional Management Corp.

Safe Harbor Statement
This presentation and the responses to various questions contain forward-looking statements, which reflect our current views with respect to, among other things, the Company’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K. We cannot guarantee future events, results, actions, levels of activity, performance or achievements. Neither the Company nor any of its respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
The information and opinions contained in this document are provided as at the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority.
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RM
LISTED
NYSE
Regional Management Corp.

Company Overview
Consumer Finance Installment Lender
30 Years of Operating History
Ability-to-Repay, Brick-and-Mortar Business Model
Headquartered in Greenville, SC
Operations in the Southeast, Southwest, and Mid-Atlantic
Near-Prime to Non-Prime Customer Base
Parent Company is a Delaware Corporation
Operating Subsidiaries in Each State
339 Branches in 9 States as of 12/31/2016
Initial Public Offering in 2012
Listed on NYSE
Ticker Symbol is “RM”
3
RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Operating History
RM Founded in South Carolina
1987
2001
RM Enters Texas
2004
Private Equity Invests in RM
2007
2009
RM Operates in 5 States (SC, TX, NC, TN, AL)
RM Enters Oklahoma
2011
2012
RM Closes Initial Public Offering and Enters NM
Portfolio Reaches $500 Million in Size
2013
RM Enters GA and Private Equity Exits Ownership
2014
RM Enters Virginia
2015
RM Closes First Private Securitization
RM Launches New Nortridge Loan Management System
2016
RM has operated successfully through multiple credit cycles
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RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Experienced Management Team
Board of Directors
Peter Knitzer Director and Chief Executive Officer
Jody Anderson President and Chief Operating Officer
Don Thomas Chief Financial Officer
Dan Taggart Chief Risk Officer
Brian Fisher General Counsel
Jim Ryan Chief Marketing Officer
Joseph Manavalan Chief Digital Officer
Ralph Warchol Chief Information Officer
Catherine Atwood Chief Compliance Officer
Bill Kerr Chief Audit Executive
5 RM LISTED NYSE REGIONAL MANAGEMENT CORP.

Strong Corporate Governance and Board of Directors
Board of Directors
(Non-Employee Directors)
Al de Molina
• Chairman of RM’s Board of Directors
• Former CEO and COO of GMAC
• Former CFO of Bank of America
• Former CEO of Banc of America Securities
Steve Freiberg
• Senior Advisor to The Boston Consulting Group
• Former CEO of E*TRADE
• Former Co-Chairman/CEO of Citigroup Global Consumer Group
Mike Dunn
• Former CEO and Executive Chairman of RM
• Former Partner of Brysam Global Partners
• Former CFO of Citigroup Global Consumer Group
Carlos Palomares
• President and CEO of SMC Resources
• Former SVP of Capital One Financial Corp.
• Former COO of Citibank Latin America Consumer Bank
Roel Campos
• Partner at Hughes Hubbard & Reed LLP law firm
• Practices in securities regulation and corporate governance
• Former SEC Commissioner
Rick Godley
• Former President and CEO of Regional Management Corp.
• Former SVP of World Acceptance Corporation
6 RM LISTED NYSE REGIONAL MANAGEMENT CORP.

Branch Network Overview
Branch Overview
• Approximately 358,000 individual borrower accounts through network of 339 branches as of 12/31/2016
- Nearly all loans serviced and collected through branches
• Branch personnel establish and develop customer relationships throughout life of loan
• Today, loan proceeds distributed primarily as checks
• Multiple channels and multiple products provide attractive market opportunities while diversifying risk
• Opportunity to expand into over 700 additional branches in states where it is favorable to conduct business
Geographic Footprint
8 28 21 36 19 72 49 8 98
Date of Entry:
SC: 1987 TX: 2001 NC: 2004 TN: 2007 AL: 2009 OK: 2011 NM: 2012 GA: 2013 VA: 2015
Current States of Operation
Attractive States for Expansion
Branch Count Branches
350 300 250 200 150 100 50 0
112 117 134 170 221 264 300 331 339
2008 2009 2010 2011 2012 2013 2014 2015 2016
7 Note: Branch count as of December 31st of each year RM LISTED NYSE REGIONAL MANAGEMENT CORP.

Multi-Channel Origination Platform
• Branches are foundation of Regional’s multi-channel strategy
- Primary point of customer contact
• Mail campaigns attract ~100,000 new customers per year to Regional
• Dealership and retailers serve as “virtual” branches
• Online lending pilot launched in 2016
Net Ledger Balances as of December 31, 2016
Branch Originated
$198.2MM Small Branch Originated Loans (339 branches as of 12/31/16)
$235.3MM Large Branch Originated Loans (339 branches as of 12/31/16)
$46.1MM Independent Dealerships (Relationships with over 375 dealerships)
Non-Branch Originated
Mail $160.3MM (5.0 million convenience checks mailed in 2016)
Web In Test Internet Lending (Launched application-to-fulfillment product in 1Q 2016)
Retailers $44.3MM Franchise Dealerships (Relationships with approx. 125 dealerships)
$33.5MM Furniture and Appliance Retailers (Relationships with approx. 900 retailers)
Regional Branch Network Supports All Origination Channels
Personal Relationships with Customers
8 RM LISTED NYSE REGIONAL MANAGEMENT CORP.

Multiple Financial Solutions for Customer Base
Product diversity allows Regional to offer customers various products as credit needs change Diverse product offerings provide a competitive advantage versus monoline lenders
Customer Need Size (a) Term (b) Security Net Receivables (c) # of Loans (b) Average APR (d)
Small Short-term cash needs Bill payment Back-to-school expenses Auto repair Range: $500 to $2,500 Average: $1,536
Up to 36 months Non-essential household goods $358.5 million ~268,000 49.2% Large Vacations Loan consolidation Medical expenses Range: $2,501 to $20,000 Average: $4,776 18 to 60 months Average: 40.4 Title to a vehicle or non-essential household goods $235.3 million ~57,000 30.2% Auto New and used car purchases Range: Up to $27,500 Average: $13,532 36 to 72 months
Title to a vehicle $90.4 million ~11,000 19.6% Retail Home furnishings Appliances Televisions and electronics Range: Up to $7,500 Average: $2,012 6 to 48 months Purchased goods (e.g. furniture) $33.5 million ~23,000 22.2%
(a) Represents the average origination loan size (new and renewal) in 2016 (b) Fixed installment loans with equal monthly payments (c) Represents the portfolio balances at December 31, 2016 (d) Fixed interest rates; represents average portfolio APR for month end December 31, 2016 9 RM LISTED NYSE Regional Management Corp.

Significant Market Opportunity
Our 358,000 customer accounts (as of 12/31/2016) represent a very small fraction of the approximately 115 million Americans that generally align with our customer base. We believe that the personal installment loan segment is an approximately $70 billion market opportunity. Regional has assembled an experienced leadership team with significant experience in the large loan market, which is driving profitable growth of our portfolio. $3.1 Trillion Consumer Finance Market Student Loans -Private 20% Auto Loans 29%
Student Loans - Gov’t. 14% Personal Installment Loans 2% Other 10% Credit Cards 25% Personal Installment Loans Account for
~$70 billion * Federal Reserve Bank of New York (2014) 32% of US Population with FICO Between 550 & 700 800-850 20% 300-499 5% 500-549 7% 550-599 9% 600-649 10% 750-799 19% 650-699 13% 700-749 17% * FICOTM Banking Analytics Blog © Fair Isaac Corporation (2016) Competition • Consolidation in consumer finance industry • Numerous smaller competitors • Strong expansion opportunities • Well-positioned within evolving regulatory landscape Customers • Considerable underserved addressable market • Sustained credit need Products • Fit needs of customers • Basic and easy to understand • Flexible • Fully amortizing
• Based on credit underwriting and ability to repay Delivery • Centralized operations and relationship-driven model drives higher portfolio performance • Community-based network and expertise hard to replicate • Testing online capabilities 10

Consistent Portfolio Growth Through Multiple Business Cycles
Millions
$800 $700 $600 $500 $400 $300 $200 $100 $0
Jan-04 Jun-04 Nov-04 Apr-05 Sep-05 Feb-06 Jul-06 Dec-06 May-07 Oct-07 Mar-08 Aug-08 Jan-09 Jun-09 Nov-09 Apr-10 Sep-10 Feb-11 Jul-11 Dec-11 May-12 Oct-12 Mar-13 Aug-13 Jan-14 Jun-14 Nov-14 Apr-15 Sep-15 Feb-16 Jul-16 Dec-16
11 RM LISTED NYSE Regional Management Corp.

Monthly Large Loan Originations – Significant Growth Since Late 2014
Millions
$25 $20 $15 $10 $5 $0
Feb-07 Apr-07 Jun-07 Aug-07 Oct-07 Dec-07 Feb-08 Apr-08 Jun-08 Aug-08 Oct-08 Dec-08 Feb-09 Apr-09 Jun-09 Aug-09 Oct-09
Dec-09 Feb-10 Apr-10 Jun-10 Aug-10 Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12 Aug-12
Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Aug-14 Oct-14 Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16
12 * Data includes large loans <=36% only
RM LISTED NYSE Regional Management Corp.

Recent Portfolio Growth Driven by Large Personal Loans
Millions
$800 $700 $600 $500 $400 33% 8% $300 $200 $100 $0
Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16
Small Loans Large Loans Auto Loans Retail Loans
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RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Well Diversified Geographically
Large Loan State Distribution
TX
22%
VA 1%
AL
14%
GA
2%
NC
20%
TN 7%
SC 20%
OK 7%
NM 7%
Total Portfolio State Distribution
TX 28%
VA 1%
AL 13%
GA 2%
NC 17%
TN
6%
SC
23%
OK 6%
NM 4%
14 * Data calculated based off of net receivable balance by state as of 12/31/16
RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Large Loan Origination Metrics
APR
30
29
28
27
Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16
Weighted Average APR
Original Term
Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16
Weighted Average Original Term
Amount Financed
6,000
5,000
4,000
3,000
Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16
Average Amount Financed
225 200 175 150
Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16
Average Monthly Pmt
15 * Data includes only large loans <=36% APR
RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Portfolio Performance – Large Loans
Average FICO -Origination
Origination FICO has increased over time
625
622
597
2014 2015 2016
Average Loan Amount -Origination
Loan size has increased over time as credit has improved
$4,728
$4,291
$4,004
2014 2015 2016
Portfolio 30+ Delinquency
Delinquency rate has remained consistent over time
4.56% 4.59%
3.37%
2014 2015 2016
Portfolio Net Credit Losses
Net credit losses have improved as credit quality has improved. The increase in 2016 is due to portfolio seasoning.
5.10%
4.31%
2.70%
2014 2015 2016
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RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Historical Financial Performance
Recent earnings growth driven by combination of volume-related revenue growth and more normalized credit losses
Receivables and revenue have grown in parallel
Net Income
($ in millions)
$28.8
$30 $25.4
$25 $23.4 $24.0
$21.2
$20
$16.4 $14.8
$15
$9.9
$10
$6.5
$5 $3.1
$0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Total Receivables and Net Credit Losses % of Average Receivables
($ in millions)
$800 20.0%
Total Receivables $718
$700 NCL $628
16.0%
$600 $545 $546
$500 $438 12.0%
Receivables $400
$247 $307 11.1%
$300 9.0% 8.0%
Total $215 8.8%
$168 $192
$200 8.6% 7.9% 6.3% 6.5% 6.5%
8.4% 4.0%
7.8%
$100
$0 0.0%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Net Charge-Offs
Total Revenue
($ in millions)
$250 $241
$217
$205
$200
$171
$150 $136
$105
$100 $87
$67 $73
$57
$50
$0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
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RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Strong Liquidity Profile
• Long history of liquidity support from a strong 7-member bank group
– Bank of America
– Wells Fargo
– BMO Harris
– Capital One
– First Tennessee
– Texas Capital
– Capital Bank
• $585 million committed ABL line (Bank of America acting as Agent)
• Maturity Date: August 2019
• Facility has been upsized and renewed multiple times over the last 25 years
• Structured first private unrated securitization transaction with Wells Fargo in December 2015
– Wells Fargo Corporate Trust acts as Backup Servicer, with comprehensive transition plan in place
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RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.

Regional Management Corp.
19
RM
LISTED
NYSE
REGIONAL MANAGEMENT CORP.